Exhibit 99.1

ABERCROMBIE & FITCH CO. ANNOUNCES SENIOR LEADERSHIP CHANGES

Michael Jeffries to Retire as CEO
Arthur Martinez Named Executive Chairman; Office of the Chairman Established
Board Conducting Search for New CEO

New Albany, Ohio - December 09, 2014 - Abercrombie & Fitch Co. (NYSE: ANF) today announced that Michael Jeffries is retiring as Chief Executive Officer and a member of the Board of Directors, effective immediately.

Abercrombie & Fitch’s current Non-Executive Chairman of the Board, Arthur Martinez, will become Executive Chairman. The Board has established an Office of the Chairman, consisting of Mr. Martinez, as well as Jonathan Ramsden, Chief Operating Officer, Christos Angelides, Brand President of Abercrombie & Fitch and Fran Horowitz, Brand President of Hollister. The Office of the Chairman, led by Arthur Martinez, will oversee the Company’s strategic direction and be responsible for managing the Company’s day-to-day operations until a new CEO is appointed.

The Board has commenced a search for Michael Jeffries’s successor and has engaged a leading executive search firm to identify and evaluate both internal and external candidates.

Mr. Martinez has served as Non-Executive Chairman of Abercrombie & Fitch since January 2014. He has substantial public company board leadership and senior executive experience in the retail industry. Mr. Ramsden has been with the Company for 6 years, and has served as Chief Operating Officer since January 2014. Mr. Angelides and Ms. Horowitz, both experienced and respected industry executives, joined Abercrombie & Fitch in October 2014 to lead the Company’s Abercrombie & Fitch and Hollister brands, respectively. These recent organizational enhancements, including the creation of the Chief Operating Officer and Brand President roles in 2014, significantly strengthened the Company’s senior leadership team.

“It is impossible to overstate Mike Jeffries’ extraordinary accomplishments in building Abercrombie & Fitch to the iconic status the brand now enjoys. From a standing start two decades ago, his creativity and imagination were the driving forces behind the company’s growth and success. Going forward, we are confident in our talented senior leadership team and the steps we are taking to revitalize our brands and business,” said Mr. Martinez. “We are also confident that our search will identify a new leader with the skills and expertise to enable Abercrombie & Fitch to capitalize fully on its growth opportunities and build shareholder value.”

Mr. Jeffries said, “It has been an honor to lead this extraordinarily talented group of people. I am extremely proud of your accomplishments. I believe now is the right time for new leadership to take the Company forward in the next phase of its development.”

About Abercrombie & Fitch Co.
Abercrombie & Fitch Co. is a leading global specialty retailer of high-quality, casual apparel for Men, Women and kids with an active, youthful lifestyle under its Abercrombie & Fitch, abercrombie, Hollister Co. and Gilly Hicks brands. At the end of the third quarter, the Company operated 834 stores in the United States and 166 stores across Canada, Europe, Asia, Australia and the Middle East. The Company also operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com, www.hollisterco.com and www.gillyhicks.com.

Investor Contact:
Brian Logan
Abercrombie & Fitch
(614) 283-6877
Investor_Relations@abercrombie.com

Media Contacts:
Dawn Dover
Kekst and Company
(212) 521 4817
(917) 349 5621
dawn-dover@kekst.com

Public Relations
Abercrombie & Fitch
(614) 283-6192
Public_Relations@abercrombie.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Press Release or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The following factors, in addition to those included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 1, 2014, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for Fiscal 2014 and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this Press Release or otherwise made by management: changes in economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, could have a material adverse effect on our business, results of operations and liquidity; changing fashion trends and consumer preferences, and the ability to manage our inventory commensurate with customer demand, could adversely impact our sales levels and profitability; fluctuations in the cost, availability and quality of raw materials, labor and transportation, could cause manufacturing delays and increase our costs; a significant component of our growth strategy is international expansion, which requires significant capital investment, adds complexity to our operations and may strain our resources and adversely impact current store performance; our international expansion plan is dependent on a number of factors, any of which could delay or prevent successful penetration into new markets or could adversely affect the profitability of our international operations; we have increased the focus of our growth strategy on direct-to-consumer sales channels and the failure to successfully develop our position in these channels could have an adverse impact on our results of operations; our direct-to-consumer operations are subject to numerous risks that could adversely impact sales, failure to successfully implement certain growth initiatives may have a material adverse effect on our financial condition or results of operations; fluctuations in foreign currency exchange rates could adversely impact our financial condition and results of operations; our business could suffer if our information technology systems are disrupted or cease to operate effectively; comparable sales, including direct-to-consumer, may continue to fluctuate on a regular basis and impact the volatility of the price of our Common Stock; extreme weather conditions may negatively impact our results of operations; our market share may be negatively impacted by increasing competition and pricing pressures from companies with brands or merchandise competitive with ours; our ability to attract customers to our stores depends, in part, on the success of the shopping malls or area attractions in which most of our stores are located; our net sales fluctuate on a seasonal basis, causing our results of operations to be susceptible to changes in Back-to-School and Holiday shopping patterns; our failure to protect our reputation could have a material adverse effect on our brands; we rely on the experience and skills of our senior executive officers, the loss of whom could have a material adverse effect on our business; interruption in the flow of merchandise from our key vendors and international manufacturers could disrupt our supply chain, which could result in lost sales and increased costs; in a number of our European stores, associates are represented by workers' councils and unions, whose demands could adversely affect our profitability or operating standards for our brands; we depend upon independent third parties for the manufacture and delivery of all our merchandise; our reliance on two distribution centers domestically and four third-party distribution centers internationally makes us susceptible to disruptions or adverse conditions affecting our distribution centers; we rely on third-party vendors as well as other third-party arrangements for many aspects of our business and the failure to successfully manage these relationships could negatively impact our results of operations or expose us to liability for the actions of third-party vendors acting on our behalf; we may be exposed to risks and costs associated with credit card fraud and identity theft that would cause us to incur unexpected expenses and loss of revenues; our facilities, systems and stores, as well as the facilities and systems of our vendors and manufacturers, are vulnerable to natural disasters, pandemic disease and other unexpected events, any of which could result in an interruption to our business and adversely affect our operating results; our litigation exposure could have a material adverse effect on our financial condition and results of operations; our inability or failure to adequately protect our trademarks could have a negative impact on our brand image and limit our ability to penetrate new markets; actions of activist stockholders could have a negative effect on our business; fluctuations in our tax obligations and effective tax rate may result in volatility in our operating results; the effects of war or acts of terrorism could have a material adverse effect on our operating results and financial condition; our inability to obtain commercial insurance at acceptable prices or our failure to adequately reserve for self-insured exposures might increase our expenses and adversely impact our financial results; operating results and cash flows at the store level may cause us to incur impairment charges; we are subject to customs, advertising, consumer protection, privacy, zoning and occupancy and labor and employment laws that could require us to modify our current business practices, incur increased costs or harm our reputation if we do not comply; changes in the regulatory or compliance landscape could adversely affect our business and results of operations; our asset-based revolving credit facility and our Term Loan Facility include financial and other covenants that impose restrictions on our financial and business operations; compliance with changing regulations and standards for accounting, corporate governance and public disclosure could adversely affect our business, results of operations and reported financial results; our inability to successfully implement our long-range strategic plan could have a negative impact on our growth and profitability; our estimates of the expenses that we may incur in connection with the closures of the Gilly Hicks stores could prove to be inaccurate and our inability to transition smoothly to a brand-based organizational model could have a negative impact on our business